UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 10, 2025
Date of Report (Date of earliest event reported):

AYTU BIOPHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38247	47-0883144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 East Union Avenue, Suite 920
Denver, CO 80237
(Address of principal executive offices, including zip code)

(720) 437-6580
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	AYTU	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 10, 2025, Aytu BioPharma, Inc. (the “Company”) held its 2026 annual meeting of stockholders (“2026 Annual Meeting”). At the close of business on October 13, 2025, the record date for the 2026 Annual Meeting, there were 10,188,208 shares of the Company’s common stock issued and outstanding with each share being entitled to one vote and to be voted together as one class at the 2026 Annual Meeting. At the 2026 Annual Meeting, there were present in person or by proxy 6,083,713 shares of the Company’s common stock, representing stockholders entitled to vote of approximately 60% of the total issued and outstanding on the record date and constituting a quorum.

Set forth below are the voting results for the three proposals considered and voted upon at the 2026 Annual Meeting, all of which were described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the United States Securities and Exchange Commission on October 24, 2025:

Proposal No. 1 - Election of Directors

The Company’s stockholders elected all of the incumbent directors that stood for reelection. Each director was elected by a majority vote. The directors elected and the final vote tabulation for each director is as follows:

Director	Votes Cast For	Votes Withheld	Broker Non-Votes
Joshua R. Disbrow	3,192,818	351,123	2,539,772
John A. Donofrio, Jr.	3,269,350	274,591	2,539,772
Carl C. Dockery	3,210,190	333,751	2,539,772
Abhinav “Abi” Jain	3,455,220	88,721	2,539,772
Vivian H. Liu	3,454,342	89,599	2,539,772

Proposal No. 2 - Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders approved the proposal to ratify the appointment by the Company’s Audit Committee of Grant Thornton LLP, as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2026. The final vote tabulation for this proposal is as follows:

Votes Cast For	Votes Cast Against	Votes Cast Abstain	Broker Non-Votes
5,783,905	257,411	42,397	─

Proposal No. 3 - Advisory Vote on Executive Compensation

The Company’s stockholders approved, by a non-binding advisory vote, the proposal regarding executive compensation. The final vote tabulation for this proposal is as follows:

Votes Cast For	Votes Cast Against	Votes Cast Abstain	Broker Non-Votes
3,193,511	311,200	39,230	2,539,772

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYTU BIOPHARMA, INC.

Date: December 10, 2025	By:	/s/ Ryan J. Selhorn
Ryan J. Selhorn
Chief Financial Officer